Exhibit 99.2 COMPANY PRESENTATION NASDAQ: STIM March 2025 Transforming Lives Through NeuroHealth

Forward Looking Statements This presentation contains estimates and other statistical data prepared by independent parties and by Neuronetics, Inc. (“Neuronetics” or the “Company”) relating to market size and growth and other data about the industry in which the Company operates. These estimates and data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data. Certain statements in this presentation, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this presentation that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by terms such as “outlook,” “potential,” “believe,” “expect,” “plan,” “anticipate,” “predict,” “may,” “will,” “could,” “would” and “should” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2025, including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS, Inc. (“Greenbrook”), on the Company’s business relationships, operating results and business generally; the Company’s ability to execute its business strategy; the Company’s ability to achieve or sustain profitable operations due to its history of losses; the Company’s ability to successfully complete the announced restructuring plans; the Company’s reliance on the sale and use of its NeuroStar Advanced Therapy system to generate revenues; the scale and efficacy of the Company’s salesforce; the Company’s ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using the Company’s products; physician and patient demand for treatments using the Company’s products; developments in competing technologies and therapies for the indications that the Company’s products treat; product defects; the Company’s revenue has been concentrated among a small number of customers; the Company’s ability to obtain and maintain intellectual property protection for its technology; developments in clinical trials or regulatory review of NeuroStar Advanced Therapy system for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; the terms of the Company’s credit facility; the Company’s ability to successfully roll-out the Company’s Better Me Provider program on the planned timeline; the Company’s self-sustainability and existing cash balances; and the Company’s ability to achieve cash flow break-even in the third quarter of 2025. For a discussion of these and other related risks, please refer to the Company’s recent filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and Greenbrook’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as each may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this presentation. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events, or changes in the Company’s expectations. Company Confidential 2

Non-GAAP Financial Measures In addition to financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), from time to time we may use or publicly disclose certain non-GAAP financial measures in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise. For these purposes, the SEC defines a non-GAAP financial measure as a numerical measure of historical or future financial performance, financial positions, or cash flows that (i) exclude amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with GAAP in financial statements, and (ii) include amounts, or is subject to adjustments that effectively include amounts, that are excluded from the most directly comparable measure so calculated and presented. Non-GAAP financial measures are provided as additional information to investors to provide an alternative method for assessing our financial condition and operating results. We believe that these non-GAAP measures, when taken together with our GAAP financial measures, allow us and our investors to better evaluate our performance and profitability. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. These measures should be used in addition to and in conjunction with results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures. Pursuant to the requirements of Regulation G, whenever we refer to a non-GAAP financial measure, we will also generally present, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference with such comparable GAAP financial measure. Company Confidential 3

Presenters 38+ years of experience 39+ years of experience Keith Sullivan Steve Furlong President & Executive Vice President, Chief Executive Officer Chief Financial Officer & Treasurer Company Confidential 4

206,000 Unique Patients Treated 7,365,000 Treatments Administered STRONGER together Two of the nation’s largest mental health and $129M device companies are now combined to create an 1 annual revenue (2024) organization with the ability to leverage its scale and capabilities to treat more patients suffering from mental health conditions (1) This revenue is the full year 2024 consolidated adjusted net proforma revenue as further defined on slides 24 and 25 Company Confidential 5

A Diversified Business Model with Strategic Advantages from the Company’s Combined Expertise Neuronetics is now a vertically integrated organization providing greater access to mental health treatments through our collective expertise NeuroStar Greenbrook Market Leader in Transcranial Magnetic Mental Health Services Provider Stimulation (TMS) • Unrivalled Clinical Results: Long-Term Relief for • Large Network of Clinics Depression • Offer New Paradigms for Treating Depression • Widely Reimbursed • Established and Growing Network of Referring • Proven Formula for Practice Success Physicians • Top Tier Training and Best Practices • Centralized, Scalable Business Infrastructure • Comprehensive Direct Sales and Support Team • Patient Focused Service Company Confidential 6

Stronger Commercial Footprint & Opportunity Together Greenbrook Locations: Together, with Better Me Provider Operating 95 Treatment (BMP) practices… we have over 350 Clinics in 15 States BMP clinics in 49 states Greenbrook Total Amount of 53,000 Patients Patients Treated 1.7M treatments Company Confidential 7

A Compelling Investment Opportunity Combines one of the U.S.’s most utilized therapeutic platforms for the treatment of MDD with one of the largest service providers to renew even more lives Large patient population best served by managing the therapeutic paradigm Multiple initiatives in place to drive accelerated growth across the organization The NEW Significant, realized cost reductions enable immediate operating leverage Transformed financial profile adds scale and supportive balance sheet Poised to deliver mid-teens revenue growth and expected to achieve profitability in near-term Company Confidential 8

Senior Leadership

Management Team



Keith Sullivan
President & CEO
Neuronetics



Cory Anderson
SVP, Chief Technology Officer
Neuronetics



Steve Furlong
EVP, CFO and Treasurer
Neuronetics



Geoffrey Grammer, MD
Chief Medical Officer
greenbrook



Sara Grubbs
SVP, Chief Revenue Officer
Neuronetics



Bill Leonard
Chief Clinic Officer
greenbrook



Andrew Macan
EVP, GC & Chief Compliance Officer
Neuronetics



Rusty Page
SVP, Chief Information and Operations Officer
Neuronetics



Lisa Rosas
SVP, Chief Marketing Officer
Neuronetics

Board of Directors



Rob Cascella
Board Chairman
Neuronetics



Avinash Amin, MD
greenbrook



Sheryl Conley
Neuronetics



Sasha Cucuz
greenbrook



Glenn Muir
Neuronetics



Megan Rosengarten
Neuronetics



Keith Sullivan
Neuronetics

Neuronetics
Company Confidential
9

Over 29 Million Lives Affected by Depression and OCD



Total Available Market

29.3 million

U.S. Adults and Adolescents (ages 15-21) suffering from depression, depression with anxiety and OCD

Nearly 8 million patients are poorly served by antidepressant medication

- Lack of Treatment Efficacy
- Intolerable Side Effects

Adult Depression (MDD)

21 million suffering[1]
6.4 million on medication[1,2,3]

Adolescent Depression

4.3 million suffering[4]
1 million on medications[5]

New indication: **35% increase** in addressable market

Anxious Depression

53% of MDD patients have significant anxiety[6]

OCD

4 million suffering[7]
235k on medication[8]

(1) NIMH https://www.nimh.nih.gov/health/statistics/major-depression.shtml, accessed 4/29/2024. **(2)** Per STAR*D patients that have failed one or more antidepressant trial of adequate dose and duration. **(3)** Journal of Clinical Psychiatry, accessed 3/7/2022. **(4)** Depression- Pharma Intelligence Disease Analysis, www.datamonitorhealthcare.com, Publication Date: June 2021. **(5)** Key Substance Use and Mental Health Indicators in the United States: Results from the 2017 National Survey on Drug Use and Health. **(6)** Kalin N, The Critical Relationship Between Anxiety and Depression, Am J Psychiatry 2020; 177:365–367; doi: 10.1176/appi.ajp.2020.20030305. **(7)** Harvard Medical School, 2007. National Comorbidity Survey (NCSSC). **(8)** Definitive Health Diagnosis/Prescription Data: 3/25/22.

Neuronetics
Company Confidential
10

Our Combined Company is Positioned to Capitalize on Innovations in the Mental Health Space Medication Management Interventional Medical Patients Medication Technology Psychotherapy Company Confidential 11

#1 Physician Recommended TMS We’re inspired every day by the opportunity to help people live more fulfilling lives Dedicated to Practice 1 Market Leader in TMS Success Over 7.1 million treatment Largest direct sales and sessions performed in over customer support team in the 195,000 patients industry to support over 1,100 1 U.S. offices Robust R&D Pipeline Widely Reimbursed rd 3 generation system. Largest Dedicated to driving health policy clinical dataset in the world to to ensure broad U.S. drive new indications reimbursement among commercial and government payors (1) Neuronetics, Inc. internal estimate based on the Company’s data on treatment sessions and patients treated. Company Confidential 12

As the Market Leader, NeuroStar is Revolutionizing Mental Health with New Adolescent Indication

NeuroStar
Advanced Therapy for Mental Health

1st and Only to Market	NeuroStar is the only FDA-cleared TMS treatment for adolescent depression[1]
1st Line Treatment	For adolescents, NeuroStar can be used as an add-on treatment, without prior medication failures

(1) FDA Clearance K231926.

Neuronetics
Company Confidential
13

1 Proven, Long-Term Relief for MDD Real-World Clinical Results Clinically Proven Durability 2 1 for Patients with MDD through 12 Months 83% Improvement in depression 1 symptoms 62% Symptom relief 1 (remission) (1) Dunner DL, et al. (2014). J Clin Psychiatry. 75(12):1394-1401. (2) Sackeim HA, et al. (2020) J. Affect. Disord. 277:65-74. Based on a real-world, retrospective study using CGI-S and a sample size of 615 patients. Company Confidential 14

Better Me Program (BMP) Transforms the Lives of More Patients Designed to lead the industry in the standards for patient care 350+ NeuroStar Clinics are in BMP Program 4x more patients treated in BMP vs. non-BMP *Clinical evidence demonstrates superior outcomes for patients who complete a course of NeuroStar therapy compared to those who do not complete treatment. However, the actual number of sessions performed is subject to the medical judgment of the prescribing physician. The number of treatment sessions performed is not a selection criteria for entry into the Better Me Guarantee Program and will not be used as a basis to remove a provider from the program. Company Confidential 15

With the 5-Standards, Better Me Practices are Quickly Addressing Interested Patients in Need 2.2x Faster from potential patient interest to MT 2023 2024 84 days 38 days All patient interest in Active BMP Local Consumable Offices; Feb 1, 2024 – Dec 31, 2024 vs. PY Company Confidential 16

NeuroStar University Delivers Impactful Clinical and Operational Education

NeuroStar
Advanced Therapy for Mental Health

*By December 2024, attendees to NSU increased patient treatment 58% more than accounts that did not attend.**



#NeuroStarUniversity
@neurostaradvancedtms
#Save3325Lives
EXIT

A 2-DAY COURSE HELD AT OUR STATE-OF-THE-ART TRAINING CENTER

Practices learn how to achieve the best clinical outcomes and market their NeuroStar business, through a combination of instruction and peer to peer learning.

NSU Utilization Performance Index

Baseline index values are based on January 2022 utilization. Excludes new sites from Classes 2022-2024.



% Change Since Jan 2022 by Month and Attended NSU
Attended NSU ● No ● Yes
Attended NSU
+39% vs. Jan 2022
Aug 2022
NSU Opens
Have Not Attended NSU
-19% vs. Jan 2022
60%
40%
20%
0%
-20%
% Change Since Jan 2022
Jan 2022 Feb 2022 Mar 2022 Apr 2022 May 2022 Jun 2022 Jul 2022 Aug 2022 Sep 2022 Oct 2022 Nov 2022 Dec 2022 Jan 2023 Feb 2023 Mar 2023 Apr 2023 May 2023 Jun 2023 Jul 2023 Aug 2023 Sep 2023 Oct 2023 Nov 2023 Dec 2023 Jan 2024 Feb 2024 Mar 2024 Apr 2024 May 2024 Jun 2024 Jul 2024 Aug 2024 Sep 2024 Oct 2024 Nov 2024 Dec 2024
Month

*Practices that attend NSU **consistently outperform** practices that do not on a month-to-month basis.*
In December 2024, NSU practices performed 58% better than sites that have not attended NSU vs. January 2022.

*As of 12/31/2024

Neuronetics
Company Confidential
17

Partnering with Practices to Build 1 – this one Local Consumer Awareness Co-Op Marketing: collaborative effort with practices to increase local patient awareness while sharing advertising costs +17% +14% treatment session utilization* in new MTs* * Data on file, Neuronetics, Inc. Company Confidential 18

® SPRAVATO Program ® • In March 2019, the FDA approved SPRAVATO (esketamine) nasal spray, in conjunction with an oral antidepressant, for Treatment Resistant Depression in adults and in August 2020, the FDA added a second indication for depressive symptoms in adults with MDD with acute suicidal ideation or behavior ® • SPRAVATO fills the gap in the treatment paradigm between or before TMS and Electroconvulsive Therapy, providing for a complimentary treatment to TMS, effectively broadening Greenbrook TMS’s offering to patients • Delivered in a two-spray dispenser under supervision from a health care professional as patients self-administer • Treatment consists of: − Induction (8 treatments) - Twice a week for 4 weeks − Taper (4 treatments) - Once a week for 4 weeks − Maintenance - Once every one to two weeks for the next year ® • We currently have a total of 68 Treatment Centers now offering SPRAVATO and ® expect to have 80+ Treatment Centers offering SPRAVATO by the end of Fiscal 2025 through an accelerated roll-out Company Confidential 19

Key Growth Initiatives for Network Clinics Focus on execution, profitable product diversification & expansion Drive growth in 95 clinics through enhanced RAM clinic Identifying and engagement, leveraging automated referral systems Educating Patients and optimized digital/DTC targeting ® Fill the gap in treatment paradigm with SPRAVATO Expanding the Continuum of Care for expansion to all locations (+15 Clinics) with Buy & Bill Patients model that increases treatment revenue Standardize operational excellence across our network Consistent Implementation of Best through comprehensive training, enhanced practice Operation Practices capabilities, and centralized services Company Confidential 20

Key Growth Initiatives for Customer Clinics Harnessing the power of our proven programs to help more patients in need Expand referral networks for 350+ BMP Clinics to Expand BMP Network increase patient flow, 125+ additional sites committed to the program Continued implementation of fully optimized digital/DTC Patient Education investment benefitting patients and BMP practices Expanding Services to Centralized call center to help BMP providers manage Existing Customers patient inquires more efficiently (billing and contracts) Company Confidential 21

Comprehensive Direct Sales 40 Practice Development Managers & Customer Support Team 10 10 Reimbursement Area Sales Specialists & Managers Managers 02 21 Experienced team Regional Clinical Training Account Managers Managers dedicated to consistent growth and practice success 07 18 Field Service Customer and Technical Service Support Representatives 14 Sales Leaders Company Confidential 22

1 Significant Realized Cost Synergies Total Cost Saving Efforts $22.6M (Annualized Expected Savings) Fully Executed Expected 1H 2025 Greenbrook Additional NNI RIF/Spend Reductions Clinics Reductions $5.1M $1.3M $16.2M (Annualized Expected (Annualized Expected (Annualized Expected Savings) Savings) Savings) (1) The Company executed on an a number of cost staving initiatives in 2024 and has additional identified cost saving initiatives to be executed in the first half of 2025. The dollar savings identified above are the expected annualized savings from these cost saving initiatives. Company Confidential 23

Improved Financial Profile Adds Scale and Strength Fourth quarter and full year revenue 2024 was $22.5M and $74.9M, respectively 1,2 1,2 4Q 2024 FY 2024 Neuronetics Gross Pro Forma Revenue $19.2M Neuronetics Gross Pro Forma Revenue $71.6M Intercompany Eliminations ($2.4M) Less Intercompany Eliminations ($9.9M) Neuronetics Net Pro Forma Revenue $16.8M Neuronetics Net Pro Forma Revenue $61.7M Preliminary Greenbrook Gross Revenue $18.0M Preliminary Greenbrook Gross Revenue $75.5M Impact of Greenbrook Clinic Closures ($0.9M) Impact of Greenbrook Clinic Closures ($8.2M) Greenbrook Adjusted Net Pro Forma Revenue $17.1M Greenbrook Adjusted Net Pro Forma Revenue $67.3M Consolidated Adjusted Net Pro Forma Revenue $33.9M Consolidated Adjusted Net Pro Forma Revenue $129.0M Basic Shares Outstanding as of 12/31/24 55.688M Debt as of 12/31/24 $60.0M Cash as of 12/31/24 $18.5M (1) The unaudited, 2024 financial results presented above for 4Q 2024 and FY 2024 and cash and debt as of December 31, 2024, are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s or Greenbrook's financial results for 4Q 2024 or FY 2024 and remains subject to the completion of financial closing procedures and internal reviews. (2) See the accompanying financial table that reconciles Net Pro Forma Revenue, which is a non-GAAP financial measure, to revenue. Company Confidential 24

Non-GAAP Financial Measures (Unaudited)

Neuronetics Adjusted Pro Forma Revenue is not a measure of financial performance under generally accepted accounting principles in the U.S. ("GAAP"), and should not be construed as a substitute for, or superior to, GAAP revenue. However, management uses both the GAAP and non-GAAP financial measures internally to evaluate and manage the Company's operations and to better understand its business. Further, management believes that the addition of the non-GAAP financial measure provides meaningful supplementary information to, and facilitates analysis by, investors in evaluating the Company's financial performance, results of operations and trends. The Company's calculation of Neuronetics Adjusted Pro Forma Revenue may not be comparable to similarly designated measures reported by other companies, because companies and investors may differ as to what type of events warrant adjustment.

The following table reconciles reported revenue to Neuronetics Adjusted Gross Pro Forma Revenue and Neuronetics Adjusted Net Pro Forma Revenue:

		4Q 2024		FY 2024
		(in millions)		(in millions)
Consolidated Revenue		$ 22.5		$ 74.9
Greenbrook Revenue (Post-Acquisition Period)		$ (4.4)		$ (4.4)
Neuronetics Standalone Revenue		$ 18.1		$ 70.5
Greenbrook Intercompany Revenue (Post-Acquisition Period)		$ 0.6		$ 0.6
Assumed Greenbrook Revenue (Post-Acquisition Period)[1]		$ 0.5		$ 0.5
Neuronetics Proforma Gross Revenue		$ 19.2		$ 71.6
Greenbrook Intercompany Revenue		$ (2.4)		$ (9.9)
Neuronetics Proforma Net Revenue		$ 16.8		$ 61.7

(1) Sales that Neuronetics would have recorded had Neuronetics billed Greenbrook as a separate entity from December 10, 2024 through December 31, 2024 for Greenbrook's customary treatment session buying patterns through December 31, 2024.

Neuronetics

Company Confidential

25

Poised to Deliver Mid-Teens Growth and Profitability FY 2025 Guidance Revenue $145M to $155M (+12% to +19% Pro Forma YoY) Gross Margin Approximately 55% Operating Expenses $90M - $98M Profitability Cash flow positive beginning in Q3 2025 Company Confidential 26

Financial Overview NeuroStar Advanced Therapy for Mental Health Company Confidential 27

Annual Revenue ($ in ($ in m illions million)s) Annual Product Revenue (US) Annual Revenue by Geography $80 $80 $74.5 $72.5 $69.3 $71.3 $1.9 $70 $2.4 $1.9 $63.4 $4.4 $70 $2.0 $65.2 $1.8 $1.7 $60 $60 $50 $50 $72.5 $50.9 $69.3 $63.4 $50.8 $40 $40 $45.1 $30 $30 $20 $20 $10 $10 $16.6 $16.5 $15.3 $0 $0 2022 2023 2024 2022 2023 2024 US OUS NeuroStar Systems Treatment Sessions Clinic Company Confidential 28

Worldwide Quarterly Revenue ($ in ($ in m illions million)s) Q4 2024 Revenue of $22.5M, an 11% increase from Q4 2023 $35 $28.0 - $30.0 $30 $25 $22.5 $20.3 $20 $18.5 $17.9 $17.6 $17.4 $16.5 $15.5 $15 $10 $5 $0 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Guidance Company Confidential 29

Results of Operations ($ in ($ in thousand thousasn)ds) Three Months Ended December 31, 2023 2024 Revenues $20,314 $22,493 11% YOY Growth Gross Profit 15,771 14,893 78% 66% Gross Margin Operating Expenses: 11,716 9,854 Sales and Marketing % of Revenues 58% 44% 6,276 10,216 General and Administrative 35% 45% % of Revenues 2,206 5,772 Research and Development 11% 26% % of Revenues Total Operating Expenses 20,198 25,842 Loss from Operations ($4,427) ($10,949) -22% -49% % of Revenues Company Confidential 30

($ in thousands) Financial Position ($ in thousands) As of December 31, 2024 Cash and Cash Equivalents $18,459 Other Assets $114,990 Total Assets $133,449 Long-term debt, net $55,151 Convertible Preferred Stock Warrant Liability $0 Convertible Preferred Stock $0 Accumulated Deficit ($419,285) Total Stockholders’ Equity $28,210 Company Confidential 31

Supplemental Information NeuroStar Advanced Therapy for Mental Health Company Confidential 32

Local Consumables New MTs (New Patient Starts) & Utilization Local Consumable Monthly Utilization & New MTs Jan 2021 – Dec 2024 45,000 1,300 40,000 35,000 1,100 30,000 25,000 900 20,000 700 15,000 10,000 500 5,000 - 300 Utilization New MT's Company Confidential 33

Supplemental Financial and Operating Information

($ in thousands)

For the period ended December 31, 2024

Revenue ($ thousands)	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2023 FY	2024 FY
Total U.S. NeuroStar Advanced Therapy System Revenues	$3,850	$4,489	$3,597	$4,524	$3,310	$4,000	$4,108	$3,849	$16,460	$15,267
YoY Change	6%	2%	-9%	-2%	-14%	-11%	14%	-15%	-1%	-7%
Total U.S. Treatment Sessions Revenues	$10,643	$12,314	$13,060	$14,879	$12,988	$11,660	$13,326	$12,858	$50,896	$50,832
YoY Change	12%	9%	10%	20%	22%	-5%	2%	-14%	13%	0%
Total Clinic Revenues	$0	$0	$0	$0	$0	$0	$0	$4,445	$0	$4,445
YoY Change								na		na
Total U.S. Other Revenues	$471	$486	$554	$469	$495	$470	$488	$490	$1,980	$1,944
YoY Change	16%	7%	24%	5%	5%	-3%	-12%	4%	13%	-2%
Total U.S. Revenues	$14,964	$17,289	$17,211	$19,872	$16,793	$16,130	$17,922	$21,642	$69,336	$72,488
YoY Change	11%	7%	6%	13%	12%	-7%	4%	9%	9%	5%
Total International Revenues	$576	$321	$673	$442	$624	$320	$608	$851	$2,012	$2,402
YoY Change	-13%	62%	166%	-36%	8%	0%	-10%	93%	12%	19%
Total Revenues	$15,540	$17,610	$17,884	$20,313	$17,417	$16,450	$18,530	$22,493	$71,348	$74,890
YoY Change	10%	8%	8%	12%	12%	-7%	4%	11%	9%	5%

U.S. Operating and Financial Metrics	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2024 Q1	2024 Q2	2024 Q3	2024 Q4	2023 FY	2024 FY
Total NeuroStar Systems	49	54	43	58	40	50	48	47	204	185
YoY Change	7%	-8%	-14%	0%	-18%	-7%	12%	-19%	-4%	-9%

Neuronetics

Company Confidential

34